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                                                                    EXHIBIT 32.5

        Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                            of the United States Code

     I, Thomas M. O'Flynn, Chief Financial Officer of PSEG Power LLC, to the best of my knowledge, certify that (i) the Quarterly Report of PSEG Power LLC on Form 10-Q for the quarter ended June 30, 2004 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of PSEG Power LLC.


                                   /s/ Thomas M. O'Flynn
                                   ---------------------------------------------
                                   Thomas M. O'Flynn
                                   PSEG Power LLC
                                   Chief Financial Officer
                                   July 30, 2004